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                                                                  EXHIBIT (32.0)

  WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                         Pursuant to 18 U.S.C. sec.1350

     Solely for the purpose of complying with 18 U.S.C. sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Badger Meter, Inc., a Wisconsin corporation (the "Company"), hereby certify, based on our knowledge, that the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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
Dated: March 5, 2004                                     By: /s/ RICHARD A. MEEUSEN
                                                             ------------------------------------------
                                                             Richard A. Meeusen
                                                             President and Chief Executive Officer

                                                         By: /s/ RICHARD E. JOHNSON
                                                             ------------------------------------------
                                                             Richard E. Johnson
                                                             Senior Vice President -- Finance,
                                                             Chief Financial Officer and Treasurer
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     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange
Commission or its staff upon request.

     The foregoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-K and shall not be considered filed as part of the Form 10-K.

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